UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 1, 2010


                                 IMAGING3, INC.
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             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
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                 (State or other jurisdiction of incorporation)


       000-50099                                        95-4451059
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(Commission File Number)                    (I.R.S. Employer Identification No.)

                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 260-0930
                                                           --------------

NOT APPLICABLE
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(Former  name,  former  address and former  fiscal year,  if changed  since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 7.   REGULATION FD..................................................1

                        Item 7.01 Regulation FD Disclosure..................1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS .............................1

SIGNATURES..................................................................2

SECTION 7. REGULATION FD

         Item 7.01.   Regulation FD Disclosure.

         On October 25, 2010, The Company received a letter from the United States Food and Drug Administration (the "FDA"), date stamped October 22, 2010, responding to the Company's application to the FDA for clearance of its 3D medical imaging technology and device. In its application to the FDA under
Section 510(k) of the applicable federal legislation, the Company states that its medical device is substantially equivalent to devices marketed in interstate commerce prior to May 28, 1976 and therefore should be approved for commercial sale and use as a Class II device, without the necessity for clinical trials. The FDA responded by rejecting the Company's position that its medical device is substantially equivalent to such prior devices. The Company disagrees with the FDA's position and plans to refile its application with additional information supporting the Company's application for clearance. In order to strengthen its next submission to the FDA, the Company may engage an outside independent professional consulting firm having extensive prior experience with the FDA in order to achieve a substantial equivalence determination from the FDA for the Company's medical device and thereby attain its approval for commercial sale and use. While we remain confident of eventually achieving FDA approval of the Company's medical device as a Class II device, there is no assurance that such approval will be obtained or that the Company may not ultimately be required to file it under Class III where clinical trials would be required.


SECTION 9.        FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                  None.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 IMAGING3, INC.
                               -------------------
                                  (Registrant)


Date:  November 1, 2010


                     /s/ Dean Janes, Chief Executive Officer
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                       Dean Janes, Chief Executive Officer





























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